UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2006
Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-21873 (Commission File Number)	36-3924586 (I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2006, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters and as representatives of several other underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue, and the Underwriters agreed to purchase, 2,000,000 Depositary Shares (the “Depositary Shares”), each representing 1/10,000 of a share of the Company’s 7.25% Series K Cumulative Redeemable Preferred Stock (the “Preferred Shares”), $.01 par value, in a public offering at an offering price of $25.00 per Depositary Share. The proportionate liquidation preference of each Depositary Share is $25.00. The offering of the Depositary Shares was consummated on August 21, 2006.

Affiliates of two of the underwriters in the offering of the Preferred Shares, Wachovia Capital Markets, LLC, and J.P. Morgan Securities Inc., are lenders under the Operating Partnership’s credit facility. Net proceeds from the sale of the Depositary Shares are expected to be used for the repayment of borrowings under the Operating Partnership’s credit facility, and affiliates of certain of the underwriters as described above will thereby receive proceeds of the offering.

Copies of the Underwriting Agreement and the Eleventh Amended and Restated Partnership Agreement of the Operating Partnership are filed as Exhibits 1.1 and 10.1 hereto, respectively, and are incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated August 16, 2006 among the Company, the Operating Partnership, Wachovia Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters and as representatives of several other underwriters listed therein (incorporated by reference to Exhibit 1.1 of the current report on Form 8-K of the Company dated August 21, 2006, File No. 1-13102)

4.1
Eleventh Amended and Restated Partnership Agreement of First Industrial, L.P. dated August 21, 2006 (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K of the Company dated August 21, 2006, File No. 1-13102)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL, L.P.
By: FIRST INDUSTRIAL REALTY TRUST, INC.
By: /s/ Scott A. Musil
Name: Scott A. Musil Title: Chief Accounting Officer

Date: August 21, 2006